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                                                                    Exhibit 10.7

                               AMENDMENT 2 to the
                          MASTER ADVERTISING AGREEMENT

This AMENDMENT 2 (the "Amendment") to Schedule 1 ("Schedule 1") of that certain MASTER ADVERTISING AGREEMENT (the "Agreement") dated April 5, 2001 is made by and between Microsoft Corporation ("Microsoft") and eDiets.com ("Company").

Microsoft and Company hereby agree to modify Schedule 1 as follows, effective immediately:

1. In addition to the ad placements set forth in Exhibit 1-A, Microsoft will provide one (1) persistent Quick Link to Company commencing May 15, 2002 and ending May 31, 2002. A "Quick Link" means a text ad element in the MSN.com home page left hand navigation bar which links to Company's site. An example of the Quick Link is attached hereto as Exhibit A.

2. Section 4 shall be deemed deleted, and the following shall be deemed inserted therein:

     Company will pay Microsoft the following rates for Conversions and Remarketed Conversions in the months of April, May and June, 2002, regardless of the number of Conversions or Remarketed Conversions delivered by Microsoft during such period:

       =======================================================================
       TIME PERIOD                                          CONVERSION/
                                                    REMARKETED CONVERSION RATE
       -----------------------------------------------------------------------
       April, 2002                                            [***]
       -----------------------------------------------------------------------
       May, 2002                                              [***]
       -----------------------------------------------------------------------
       May 15 - 31, 2002 (Quick Link ad placement)            [***]
       -----------------------------------------------------------------------
       June 1 - 30, 2002                                      [***]
       =======================================================================


3. In Section 5, the date "March 31, 2002" shall be deemed deleted, and the date "June 30, 2002" shall be deemed inserted therein.

Except as specifically modified herein or in prior amendments, all other terms and conditions of the Agreement shall remain in full force and effect.

WHEREBY the parties enter into this Amendment 2 as of the later of the two signatures dates below.

MICROSOFT CORPORATION                   COMPANY - EDIETS.COM
One Microsoft Way                       3801 West Hillsboro Boulevard, Suite Two
Redmond, WA 98052-6399                  Deerfield Beach, FL 33442

By /s/ Gary Larkin                      /s/ Ron Caporale
   -----------------------------------  --------------------------------------
(Sign)                                  (Sign)

Gary Larkin                             Ron Caporale
--------------------------------------  --------------------------------------
Name(Print)                             Name(Print)

Regional Manager - MSN                  EVP, Business Development
--------------------------------------  --------------------------------------
Title                                   Title

6/3/02                                  6/3/02
--------------------------------------  --------------------------------------
Date                                    Date

Microsoft Confidential
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                                    EXHIBIT A
                               QUICK LINK EXAMPLE

                                    [PICTURE]

Microsoft Confidential
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